                         AGREEMENT
                         ---------

This Agreement (the "Agreement") is made as of May 5, 1999, by and among Advanced Polymer Systems, Inc., a Delaware corporation (the "Company"), Providence Investors, LLC, a Delaware limited liability company ("PILLC"), Providence Capital, Inc., a Delaware corporation ("PCI"), Providence Advisors, LLC, a Delaware limited liability company ("PALLC"), Providence Rhythm LLC, a Delaware limited liability company ("PRLLC"), and Herbert A. Denton ("Denton", and together with PILLC, PCI, PALLC and PRLLC, the "Providence Group").

                         RECITALS:
                         ---------

  A. Members of the Providence Group are the owners of approximately 2.23% of the outstanding common stock of the Company and have proposed to nominate candidates for election to the Board of Directors of the Company (the "Board").

  B. Conditioned on execution of this Agreement by the Providence Group, the Board has agreed to appoint Stephen A.
Drury ("Drury") and Richard D. Spizzirri ("Spizzirri", and together with Drury, the "Additional Nominees") to the Board on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  Definitions
    -----------

    "Affiliate" has the meaning set forth in the 1934 Act.

    "Associate" has the meaning set forth in the 1934 Act, except that no person will be deemed to be an associate of another person solely because the first person is, directly or indirectly, the beneficial owner of 10% of more of any class of equity securities of the other person unless such ownership causes the first person to be an affiliate of the other person.

    "Beneficially own" has the meaning set forth in the regulations included in Rule 13d-3 of the 1934 Act; provided that for purposes of this Agreement, any option, warrant, right, conversion, privilege or arrangement to purchase, acquire or vote Company Voting Securities regardless of the time period during or at which it may be exercised and regardless of the consideration paid shall be deemed to give the holder thereof beneficial ownership of the Company Voting Securities to which it relates. Any Company Voting Securities which are subject to such options, warrants, rights, conversion privileges or other arrangements shall be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by such Person but shall not be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by any other Person.

    "Company Voting Securities" means all classes of capital stock of the Company which are then entitled to vote generally in the election of directors and any securities exchanged for such classes of capital stock and any securities convertible into or exchangeable or exercisable for such classes of capital stock. For purposes of determining the amount or percentage of outstanding Company Voting Securities beneficially owned by a Person, and for purposes of calculating the aggregate voting power relating to such Company Voting Securities, securities that are deemed to be outstanding shall be included to the extent provided in the definition of "beneficially own".

    "1933 Act" means the Securities Act of 1933, as amended, and the regulations promulgated under such statute.

    "1934 Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated under such statute.

    "Person" means a natural person or any legal, commercial or governmental entity, including, but not limited to, a corporation, partnership, joint venture, trust, limited liability company, group acting in concert or any person acting in a representative capacity.

    "Representatives" of a party means (i) the officers, directors or partners of such party or (ii) the employees, agents or advisors of such party acting on behalf of such party.

    "SEC" means the Securities and Exchange Commission.

    "Securities Acts" means the 1933 Act and the 1934 Act.

    "Term" means the period commencing on the date hereof and continuing until midnight on February 15, 2000.

    "1999 Annual Meeting" means the Company's annual meeting of stockholders to be held in 1999.

    "2000 Annual Meeting" means the Company's annual meeting of stockholders to be held in 2000.

2.  Board Composition and Related Matters
    -------------------------------------

    2.1. The Company agrees that promptly following the execution and delivery of this Agreement by all of the parties hereto, the Board will appoint the Additional Nominees to the Board to serve until the 1999 Annual Meeting. The Company through its Board further agrees to propose and support the Additional Nominees for election to the Board at the 1999 Annual Meeting and to include the Additional Nominees in the Company's 1999 proxy statement. The parties hereto acknowledge and agree that, if at any time either of the Additional Nominees becomes unable or unwilling to serve as a member of the Board, the Board shall have no obligation to nominate, elect or appoint a successor or replacement to such individual.

    2.2. In connection with the appointment of the Additional Nominees to the Board, one of them shall be appointed to the Finance and Audit Committee of the Board and one of them shall be appointed to the Committee on Strategic Alternatives of the Board discussed in Section 2.3 below.

    2.3. The Board shall formalize and ratify the creation of the existing committee of the Board (which shall be known as the Committee on Strategic Alternatives), consisting of the Chairman of the Board and at least three other directors, whose purpose is to review with the Company's financial advisor, outside counsel and management the progress of the Company's process for evaluating and pursuing strategic alternatives for maximizing stockholder value, including a review of any proposed transactions involving the sale of all or any material part of the Company. The Committee on Strategic Alternatives shall not have the authority to approve of any such transaction, but shall be entitled to make recommendations to the Board regarding any proposed transaction.

    2.4. The parties hereto acknowledge and agree that for so long as the Additional Nominees each serve as a member of the Board, each shall have all of the same legal rights and obligations as the other directors of the Company in respect of their service as such under Delaware law.

    2.5. Nothing in this Agreement is intended to limit the discretion of the Board to expand or reduce its size.

3.  1999 Annual Meeting and 2000 Annual Meeting
    -------------------------------------------

    3.1. The Providence Group shall promptly provide to the Company written confirmation by the Additional Nominees that they are willing to stand as directors for election at the 1999 Annual Meeting. The Providence Group shall provide, and shall cause the Additional Nominees to provide, such information as the Company may from time to time reasonably request for inclusion in materials to be disseminated in connection with the 1999 Annual Meeting under the Securities Acts in order to comply with the disclosure requirements of the Securities Acts.

    3.2. At any meeting of the stockholders of the Company held, or in connection with any solicitation of consents sought, during the Term, the Providence Group shall (i) vote, or cause to be voted, all shares of the Company Voting Securities beneficially owned by the Providence Group as of the appropriate record date for such meeting or consent in favor of the election to the Board of the persons nominated by the Board for election to the Board at such meeting (the "Company Nominees"), and (ii) except as otherwise instructed by the Company, not vote (or cause to be voted) any shares of the Company Voting Securities beneficially owned by the Providence Group as of the appropriate record date for such meeting or consent in favor of the removal from the Board of any director or in favor of any candidate or slate of candidates for election to the Board not nominated by the Board.

    3.3. As soon as practicable following the execution of this Agreement, the Company shall issue a press release in the form of
Exhibit 3.3 hereto (the "Company Press Release"), and (ii) the Company shall file with the SEC a Current Report on Form 8-K to disclose this Agreement in a manner consistent with the Company Press Release. None of the parties will make any public statement (including any statement in any filing with the SEC or any other governmental agency) regarding this Agreement or any event occurring prior to the date hereof that is inconsistent with, or otherwise contrary to, the statements in the Company Press Release or that is critical of any other party hereto or its actions. Nothing herein shall limit, preclude or prevent either the Company or the Providence Group or any of its members from making any public statement regarding this Agreement or any event occurring prior to the date hereof that is neither inconsistent with, not otherwise contrary to, the statements in the Company Press Release, nor critical of any other party hereto or its actions, provided that all such public statements shall be in compliance with applicable securities laws and consistent with any such party's fiduciary duties to the Company.

4.  Standstill and Related Matters
    ------------------------------

    4.1. The Providence Group agrees that, during the Term, neither the members of the Providence Group, nor their affiliates or associates will, directly or indirectly, beneficially own any Company Voting Securities exceeding, in the aggregate among the Providence Group (including its affiliates and associates), 4.99% of the Company's then outstanding Company Voting Securities.

    4.2. Provided that the Company is not in material default under this Agreement, the Providence Group agrees that, during the Term, unless such shall have been specifically invited in writing by the Company, neither the Providence Group (or any of its members), nor any of their affiliates, associates or Representatives will in any manner, directly or indirectly: (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in (i) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company or any of its subsidiaries (except as otherwise expressly provided by Section 4.1 of this Agreement),
(ii) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries,
(iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries, or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company; (b) form, join or in any way participate in a "group" (as defined under the 1934 Act) with respect to the Company (other than with the other members of the Providence Group); (c) otherwise act, alone or in concert with others, to seek to control the management, Board or policies of the Company, including, without limitation, by (i) initiating or instituting a stockholder vote or stockholder consents for any such purpose, or
(ii) nominating or causing others to nominate or otherwise seeking to elect directors of the Company other than those nominated by the Board; (d) initiate or institute, or participate in the initiation or institution of any legal, regulatory or administrative action or proceeding in any court or regulatory or administrative body of agency with respect to the Company or any of its associates or Representatives, which action or proceeding in any way contests, or otherwise seeks to void, the validity of, or the enforceability of any provision of this Agreement (provided that nothing herein shall prevent the Providence Group from defending any such action or proceeding brought by or on behalf of the Company or its affiliates or associates); (e) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in
(a) above; or (f) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Each of the Providence Group also agrees during the Term not to request the Company to amend, waive or terminate any provision of this Agreement (including this sentence). Notwithstanding anything to the contrary herein, the mere act of voting, selling and/or tendering Voting Company Securities beneficially owned by the Providence Group shall not by itself be deemed to constitute the participation in or assistance by the Providence Group with respect to any of the foregoing.

5.  Certain Representations and Warranties
    --------------------------------------

    5.1. The Company represents and warrants to the Providence Group that: (a) its execution, delivery and performance of this Agreement has been approved by the Board and does not violate its certificate of incorporation, bylaws or any agreement to which it is a party; and (b) this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

    5.2. Denton hereby represents to the Company that: (a) the execution, delivery and performance of this Agreement does not violate any agreement to which he is a party; (b) this Agreement constitutes a valid and binding obligation of Denton, enforceable against him in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally;
(c) he has consulted with counsel of his choice in connection with his decision to enter into and be bound by this Agreement; and (d) he is aware of no circumstances that would preclude Fill or the Additional Nominee from serving as a member of the Board.

    5.3. Each of PILLC, PCI, PALLC and PRLLC represents and warrants to the Company that: (a) its respective execution, delivery and performance of this Agreement has been approved by its board of directors or managers, as the case may be, and does not violate its respective certificate of incorporation, bylaws, operating agreement or any other agreement to which it is a party; and (b) this Agreement constitutes a valid and binding obligation of PILLC, PCI, PALLC or PRLLC (as the case may be), enforceable against PILLC, PCI, PALLC or PRLLC (as the case may be) in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

    5.4. The Providence Group represents and warrants to the Company that at the date of this Agreement, the Providence Group beneficially owns not more than 2.23% of the Company's outstanding Company Voting Securities. Denton represents and warrants to the Company that at the date of this Agreement, no other entities, which are affiliates of his, own any Company Voting Securities.

6.  Miscellaneous
    -------------

    6.1. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes any and all prior representations, agreements or understandings, whether written or oral, between or among any of them with respect to such subject matter. This Agreement may be amended only by a written agreement duly executed by the parties.

    6.2. All representations, warranties, covenants and agreements made by the parties in this Agreement shall survive the date hereof until the end of the Term.

    6.3. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of law principles. Exclusive jurisdiction to resolve any dispute arising under or in connection with this Agreement is hereby conferred on the Superior Court for San Mateo County in the State of California or, if the dispute involves issues of federal law or which such Superior Court lacks or declines jurisdiction, on the U.S. federal district court for the Northern District of California. The Parties hereby submit to the exclusive jurisdiction of said courts.

    6.4. This Agreement may not be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of the parties.

    6.5. In the event of litigation or any other proceeding to enforce any right or remedy arising from this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees and costs.

    6.6. Any waiver by any party of a breach of any provision of this Agreement shall not be deemed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.

    6.7. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which shall together constitute a single instrument.

IN WITNESS WHEREOF, this Agreement has been executed by each of the Parties as of the date first above written.


PROVIDENCE INVESTORS, LLC          ADVANCED POLYMER SYSTEMS, INC.


By: /S/ Herbert A. Denton          By: /S/ John J. Meakem, Jr.
    ---------------------              -----------------------
    Herbert A. Denton                  John J. Meakem, Jr.
    Managing Member                    Chairman and Chief
                                       Executive Officer

PROVIDENCE CAPITAL, INC.


By: /S/ Herbert A. Denton
    ---------------------
    Herbert A. Denton
    President

PROVIDENCE ADVISORS, LLC


By: /S/ Herbert A. Denton
    ---------------------
    Herbert A. Denton
    Managing Member

PROVIDENCE RHYTHM LLC


By: /S/ Herbert A. Denton
    ---------------------
    Herbert A. Denton
    Managing Member


/S/ Herbert A. Denton
---------------------
Herbert A. Denton